Mosaic Focus Fund

Annual Report

December 31, 2001

Letter to Shareholders

This past year we lived through national calamities and an economic recession. We endured times of great sadness and distress, yet we enter 2002 with great hopes and optimism for better times.

It is our goal, as the manager of your assets, to provide you with solid investment returns through all kinds of environments. We approach our investment decisions from a firm foundation and with a healthy mix of optimism and pessimism. Over the three decades of our firm’s operation, our intent has been to match what we believe is the goal of most investors: the best possible returns without taking on undue risk.

Over the past two years we’ve seen a major reversal in the long-running bull market in stocks, with many aggressive investors finding a new awareness of the meaning of risk. Investors who took a more cautious approach to stock investing have witnessed quite different results. While our funds have not been immune to the overall drop in the stock market, we think we’ve weathered the difficulties remarkably well. In the calendar year 2000, when the major indices were down double-digits, the Focus Fund return was up 10.70%. During the calendar year 2001, the Focus return was negative, but avoided the double-digit loss of the S&P 500.

This performance has not gone unnoticed. Our management and managers have been featured in national magazines including Businessweek, SmartMoney, and Mutual Funds Magazine; by the editorials staff at CNN.com, CBSMarketwatch.com; and on national TV at CNBC.

As we speak to these various reporters, we strive to communicate that our relative success comes from a deep-rooted investment philosophy which has kept us grounded over the many years we’ve been managing money. Long-term investors in our funds know that we exercise this discipline through all kinds of markets, with the firm belief that managing risk is an important part of producing solid results over time.

Regardless of the market dynamics, we feel that most investors will always be well served by an exposure to our growth-at-a-reasonable risk approach. We thank you for your confidence in our investment discipline, and I encourage you to contact us anytime you have questions about your Mosaic investments.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

For the one-year period ended December 31, 2001, Mosaic Focus Fund experienced a loss of -9.27%. This return compares with the S&P 500’s loss of -11.88. The fund was in line with its peers, as the Lipper Large-Cap Core Index dropped -12.83%, and the Lipper Large-Cap Value Index was down -8.58%.

Market in Review

The year 2001 was a difficult one on many fronts, including the economy and equity markets. A recession officially began in March, with the S&P 500 declining double-digits for the second straight year. The last two-year S&P 500 losing streak was over a quarter of a century ago in 1973-74.

Throughout the year, volatility was the watchword. Daily price moves of 1% or more in the S&P 500 were the norm, rather than the exception. The market took a major blow in the wake of the September terrorist attacks, and then staged a solid comeback in the fourth quarter. Aggressive Fed policy, dramatically reduced expectations, an economy beginning to show signs of life, and reasonable valuations were the primary drivers leading to the strong recovery in stock prices during the fourth quarter. Surprising to many was the strength that materialized in the economy in the fourth quarter. Employment, housing, durable goods orders and purchasing managers surveys all came in stronger than expected. Although the evidence is growing that the worst of the economic downturn is behind us, it is possible that the markets may have gotten ahead of themselves.

Investors in U.S. stocks reaped considerably different results depending on stock and sector selection. The most popular sector of the late 1990s, technology, was hard-hit across the board, with the S&P 500 tech stocks losing -26.01% for the year. Consumer Discretionary led the S&P 500 sectors, with a gain of 1.95% for the year, while Consumer Staples, such as supermarket stocks, were down -8.30%. The other sectors that we traditionally emphasize, Healthcare and Financials, were off -12.94% and -10.53%, respectively.

Outlook

The response by the Federal Reserve Board to our economic woes has been swift and aggressive. Fiscal stimulus in the form of a $1.3 trillion tax cut, 11 Fed rate cuts from 6.5% to 1.75%, and a substantial growth in liquidity have begun to stabilize the economy and boost the equity markets. However, we believe the economy will continue to encounter challenges in 2002 and is unlikely to stage a rapid recovery. Consumer spending is not keeping pace with the late 1990’s, exports will probably not accelerate soon, capital expenditures remain at depressed levels and and we don’t think this recession will end with a great deal of pent-up demand.

Still, there are many reasons to be optimistic. The success of the world’s cooperative response to the September 11 terrorist attacks has created an unanticipated level of geopolitical stability. Low interest rates with little threat of inflation and reduced energy prices will help to fuel economic growth. In addition, inventory levels are now very low and rebuilds alone could lift GDP growth by as much as 1.4% in 2002. Assuming the number of positive earnings revisions continues to grow, the mountains of cash accumulated on the sidelines should flow back into stocks. We anticipate an improved stock market next year.

Maintaining realistic expectations however will be important. We expect the market to cycle between recoveries and retreats, with continued high volatility. It is not surprising to note that 2001 was the most volatile year for the stock market in 18 years. The S&P 500 moved more than 1% up or down over 40% of the trading days while 1% swings in the Nasdaq occurred almost 70% of the time. Sticking to a discipline during uncertain times is essential.

Fund Overview

TOP FIVE STOCK HOLDINGS AS OF DECEMBER 31, 2001

% of net assets
Wells Fargo Co	10.00%
Safeway Inc	8.97%
McDonald’s Corp	8.94%
Bristol Myers Squibb	7.83%
Stilwell Financial	7.40%

Comparison of Changes in the Value of a $10,000 Investment

Past performance is not predictive of future performance.

Industry Diversification as of December 31, 2001

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the Mosaic Focus in 2001?

This past year was trying in many respects, and we have to add the performance of Focus to that list, which had a total return of -9.27 for the period. We are never pleased to have to report negative returns. At the same time, we know that investors in Focus have weathered the bear market of 2000 and 2001 in good shape, with a positive two-year return in a period when many aggressive stock investors lost significant sums. One of the restraining factors in our performance was the relative performance of large stocks against smaller companies. Focus, due to its high concentration, restricts its investments to large, well-established companies. This past year was one in which small- and medium-sized companies soundly outperformed larger companies.

Did you make any significant changes to the portfolio since December 31, 2000?

Portfolio turnover was moderate in 2001. This past year was another year of extremes. The market as a whole was highly volatile, and sector performance was quite varied: the S&P 500 technology sector dropped -26.01%, while the S&P 500 consumer cyclical sector was up 11.28% for the year. This kind of volatility and unevenness promotes turnover in actively managed portfolios, but we entered the year with many companies that we felt could weather a difficult year. Most of the companies we liked at the end of the year 2000 were still with us in 2001. Of the top five holdings at the beginning of the period, only one, home improvement chain Lowes, was not held at the end of the period. We sold Lowes at a nice profit when we felt it was fully valued. New names in the portfolio include entertainment conglomerate Viacom; advertising agency Interpublic Group; pharmaceutical Pfizer; and Dover Corp., a world-wide, diversified manufacturer of industrial products.

What holdings were the strongest contributors to fund performance?

We had a number of positive contributors to performance. One of the stronger sectors for Mosaic Focus was the consumer discretionary area. We had excellent performance from home improvement chain Lowes and discount retailer Target. While technology was a troubled sector, judicious trades in Dell and Microsoft were positive for us this year.

What holdings were the largest constraints on performance?

Among the hardest hit sectors in the market were technology and telecommunications. We sold our stake in Tellabs, a provider of telecom hardware, at a significant loss during the period. Outside of this issue, losses were incremental and broad based. For instance. while mutual fund owner Stilwell Financial was a strong performer in the fourth quarter, it was negative for the year. We continue to hold Stilwell, considering it a good candidate to outperform when the economy turns positive. We also saw values slide for McDonald’s, Bristol-Myers Squibb and Worldcom.

How is the fund positioned for the upcoming year?

We are optimistic about the prospects for an economic recovery in 2002, yet remain cautious about the valuations of many stocks, particularly in the technology area. As a result, we continue to look for solid companies that will benefit from an economic turnaround. These include financial and bank names, and an exposure to economically sensitive industries, such as advertising and entertainment.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Focus Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mosaic Focus Fund (the "Fund"), as of December 31, 2001, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Focus Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

(signature)

Chicago, Illinois
February 8, 2002

Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 92.4% of net assets
BANKS: 10.0%
Wells Fargo & Co.	7,500	$325,875
CONSUMER DISCRETIONARY - MEDIA: 11.0%
Interpublic Group Co.	5,000	147,700
Viacom Inc.*	4,750	210,188
CONSUMER DISCRETIONARY - OTHER: 14.3%
McDonald’s Corp.	11,000	291,170
Target Corp.	4,250	174,462
CONSUMER STAPLES: 9.0%
Safeway, Inc.*	7,000	292,250
FINANCIAL SERVICES: 16.9%
Federal Home Loan Mortgage Corp.	2,200	143,880
MBNA Corp.	4,700	165,440
Stilwell Financial Inc.	8,860	241,169
HEALTHCARE: 12.2%
Bristol Meyers Squibb	5,000	255,000
Pfizer, Inc	3,600	143,460
INDUSTRIAL: 4.6%
Dover Corp.	4,000	148,280
INSURANCE: 10.1%
MGIC Investment Corp.	2,720	167,878
Markel Corp.*	900	161,685
TELECOMMUNICATIONS: 4.3%
Worldcom, Inc. - Worldcom*	10,000	140,800
TOTAL COMMON STOCKS (cost $2,887,687)		$3,009,237
US GOVERNMENT AGENCY OBLIGATIONS: 5.4% of net assets
Federal National Mortgage Association, 1.68%, 1/8/02	175,000	174,951
TOTAL US GOVERNMENT AGENCY OBLIGATIONS (cost $174,951)		$174,951
REPURCHASE AGREEMENT: 2.1% of net assets
Morgan Stanley Dean Witter and Company issued 12/31/01 at 1.4%, due 1/2/02, collateralized by $74,466 in United States Treasury Notes due 4/30/02. Proceeds at maturity are $73,006 (cost $73,000)		73,000
TOTAL INVESTMENTS: 99.9% of net assets (cost $3,135,638)		$3,257,188
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		397
NET ASSETS: 100.00%		$3,257,585

*Non-income producing

Statement of Assets and Liabilities

ASSETS
Investments, at value (Note 1 and 2)
Investment securities*	$3,184,188
Repurchase agreements	73,000
Total investments	3,257,188
Cash	867
Dividends and interest receivable	429
Total assets	$3,258,484
LIABILITIES
Payables for capital shares redeemed	899
Total liabilities	$899
NET ASSETS (Note 7)	$3,257,585
CAPITAL SHARES OUTSTANDING	142,640
NET ASSETS VALUE PER SHARE	$22.84
*INVESTMENT SECURITIES, AT COST	$3,062,638

Statement of Operations

For the year ended December 31, 2001

INVESTMENT INCOME (Note 1)
Interest income	$22,861
Dividend income	23,147
Other income	1,881
Total investment income	47,889
EXPENSES (Notes 3 and 5)
Investment advisory fees	26,546
Other expenses	17,698
Total expenses	44,244
NET INVESTMENT INCOME	$3,645
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(529,655)
Change in net unrealized appreciation (depreciation) of investments	115,588
Net realized and unrealized loss on investments	$(414,067)
TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(410,422)

Statements of Changes in Net Assets

For the years indicated

	Year Ended December 31, 2001	Year Ended December 31, 2000
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 3,645	$ (3,298)
Net realized gain (loss) on investments	(529,655)	145,149
Change in net unrealized appreciation (depreciation) of investments	115,588	127,567
Total increase (decrease) in net assets resulting from operations	(410,422)	269,418
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,645)	--
From net capital gains	(202,342)	(134,838)
Total distributions	(205,987)	(134,838)
CAPITAL SHARE TRANSACTIONS (Note 8)	849,083	(829,359)
TOTAL INCREASE (DECREASE) IN NET ASSETS	$232,674	$(694,779)
NET ASSETS
Beginning of year	$3,024,911	$3,719,690
End of year (including accumulated undistributed net investment loss of $0 and $12,900, respectively)	$3,257,585	$3,024,911

Financial Highlights

Selected data for a share outstanding for the years indicated.

	For the Year Ended December 31,
	2001	2000	1999	1998
Net asset value beginning of year	$26.84	$25.38	$28.36	$21.09
Investment operations:
Net investment income (loss)	0.03	(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on securities	(2.49)	2.76	(2.22)	9.02
Total from investment operations	(2.46)	2.71	(2.29)	9.05
Less distributions:
From net investment income	(0.03)	.--	.--	(0.10)
From net capital gains	(1.51)	(1.25)	(0.69)	(1.68)
Total distributions	(1.54)	(1.25)	(0.69)	(1.78)
Net asset value, end of year	$22.84	$26.84	$25.38	$28.36
Total return (%)	(9.27)	10.70	(8.05)	44.23
Ratios and supplemental data
Net assets, end of year (in thousands)	$3,258	$3,025	$3,720	$1,725
Ratio of expenses to average net assets (%)	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.11)	(0.30)	0.15
Portfolio turnover (%)	.91	.89	140	112

Notes to Financial Statements

For the year ended December 31, 2001

1. Summary of Significant Accounting Principles. Mosaic Focus Fund (the "Fund") adopted its current investment objectives and policies effective January 1, 1998. It is a non-diversified equity fund seeking long-term growth of capital. Its policies are to invest in approximately 12-18 stocks. The Fund is organized as a Massachusetts Business Trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to 1998, the Fund, known as Madison Opportunity Fund, Inc., was a diversified, small to mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, financial information for periods prior to January 1, 1998 is not presented because it is not indicative of the operations or performance of the Fund under its current investment objectives, policies and operations.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which questions are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year end. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent differences relating to net investment losses which are not deductible for tax purposes totaling $9,602 were reclassified from accumulated undistributed net investment loss to net paid in capital on shares of beneficial interest and $3,298 was reclassified from undistributed net investment loss to accumulated net realized loss.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2001, the Fund had unused capital loss carryover available for federal income tax purposes of $588,142 which expires on December 31, 2009.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

AICPA Audit and Accounting Guide: In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued and is effective for fiscal years beginning after December 15, 2000. These accounting changes are expected to have no impact on the Fund.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (the "Advisor"), earns an advisory fee of 0.75% per annum of the average net assets of the Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

	Purchases	Sales
U. S. Gov’t Securities	--	--
Other	$3,496,147	$2,692,014

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.50%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2001:

Aggregate Cost	$3,135,638
Gross unrealized appreciation	204,381
Gross unrealized depreciation	(82,831)
Net unrealized appreciation	$121,550

7. Net Assets. At December 31, 2001, net assets include the following:

Net paid in capital on shares of beneficial interest	$3,724,177
Accumulated net realized loss	(588,142)
Net unrealized appreciation on investments	121,550
Total net assets	$3,257,585

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended Dec. 31.
	2001	2000
In Dollars
Shares sold	$1,502,873	$ 204,704
Shares issued in reinvestment of dividends	202,797	134,340
Total shares issued	1,705,670	339,044
Shares redeemed	(856,587)	(1,168,403)
Net increase (decrease)	$ 849,083	$(829,359)
In Shares
Shares sold	55,728	8,486
Shares issued in reinvestment of dividends	8,714	5,020
Total shares issued	64,442	13,506
Shares redeemed	(34,512)	(47,384)
Net increase (decrease)	29,930	(33,878)

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 14 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (residential real estate brokers) of Madison, WI.	All 14 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 14 Mosaic Funds	None

Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 14 Mosaic Funds	Capital Bank of Madison, WI
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 14 Mosaic Funds	None

Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 14 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 14 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888-670-3600

Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711
www.mosaicfunds.com

SEC File Number 811-07473